UNITED STATES BANKRUPTCY COURT
                           FOR THE DISTRICT OF NEVADA


In re:
                                                  CASE NO. BK-S-97-25800-LBR
MEDNET, MPC CORPORATION,                          CHAPTER 11

          Debtor.                                 JOINTLY ADMINISTERED

In re:                                            CASE NO. BK-S-97-25801-LBR
                                                  CHAPTER 11
MEDI-MAIL, INC.,

          Debtor.

In re:                                            CASE NO. BK-S-97-25802-LBR
                                                  CHAPTER 11
MEDI-CLAIM, INC.,

          Debtor.

In re:                                            CASE NO. BK-S-98-22812-LBR
                                                  CHAPTER 11
MEDI-PHAR, INC.,
                                                  CONFIRMATION HEARING DATE:
           Debtor.                                AUGUST 12, 1998
                                                  TIME:  9:00 a.m.

              DEBTORS' FIRST MODIFIED JOINT PLAN OF REORGANIZATION
               UNDER CHAPTER 11 OF THE BANKRUPTCY CODE, AS AMENDED


July 1, 1998

                                TABLE OF CONTENTS
                                                                        PAGE



                                    ARTICLE 1


DEFINITIONS...............................................................4


                                    ARTICLE 2

ADMINISTRATIVE AND PRIORITY TAX CLAIMS....................................4

      2.01  Administrative Expense Claims.................................4
      2.02  Bar Date for Administrative Claims............................4
      2.03  Priority Tax Claims...........................................4


                                    ARTICLE 3


CLASSIFICATION OF CLAIMS AND INTERESTS....................................4


      3.01  Class 1 - Priority Claims.....................................4
      3.02  Class 2 - Secured Claims of Foothill..........................4
      3.03  Class 3 - Other Secured Claims................................4
      3.04  Class 4 - Bergen Claims Against Mednet........................4
      3.05  Class 5 - Bergen Claims Against Medi-Mail and Medi-Phar.......4
      3.06  Class 6 - General Unsecured Claims Against Mednet.............4
      3.07  Class 7 - General Unsecured Claims Against Medi-Mail..........4
      3.08  Class 8 - General Unsecured Claims Against Medi-Claim.........4
      3.09  Class 9 - General Unsecured Claims Against Medi-Phar..........4
      3.10  Class 10 - Preferred Stock Interests and Claims
            Relating Thereto..............................................4
      3.11  Class 11 - Old Common Stock Interests and Claims
            Relating Thereto..............................................4
      3.12  Classification Rules..........................................5
      3.13  Inter-Company Claims..........................................5


                                    ARTICLE 4


TREATMENT OF CLASSES UNDER THE PLAN.......................................5


      4.01  Class 1 - Priority Claims.....................................5
      4.02  Class 2 - Secured Claims of Foothill..........................5
      4.03  Class 3 - Other Secured Claims................................5
      4.04  Class 4 - Bergen Claims Against Mednet........................5
      4.05  Class 5 - Bergen Claims Against Medi-Mail and Medi-Phar.......5
      4.06  Class 6 - General Unsecured Claims Against Mednet.............5
      4.07  Class 7 - General Unsecured Claims Against Medi-Mail..........5
      4.08  Class 8 - General Unsecured Claims Against Medi-Claim.........5
      4.09  Class 9 - General Unsecured Claims Against Medi-Phar..........5
      4.10  Class 10 - Preferred Interests and Claims Relating Thereto....6
      4.11  Class 11 - Old Common Stock...................................6
      4.12  Controversy Concerning Impairment.............................6


                                    ARTICLE 5


ACCEPTANCE OR REJECTION OF THE PLAN.......................................6


      5.01  Impaired Classes Entitled To Vote.............................6
      5.02  Acceptance by an Impaired Class of Claims.....................6
      5.03  Presumed Acceptance of Plan by Unimpaired Classes.............6
      5.04  Presumed Rejection............................................6


                                    ARTICLE 6


MEANS FOR IMPLEMENTATION OF THE PLAN......................................6


                                    ARTICLE 7

CONDITIONS PRECEDENT......................................................7


      7.01  Conditions Precedent to Confirmation Date.....................7
      7.02  Conditions to Effective Date..................................7
      7.03  Waiver of Conditions..........................................7
      7.04  Failure of Conditions.........................................7


                                    ARTICLE 8


DISTRIBUTIONS UNDER THE PLAN..............................................7


      8.01  Distributions.................................................7
      8.02  Method of Payment.............................................7
      8.03  Timing of Payment.............................................7
      8.04  Setoff........................................................7
      8.05  De Minimis Distributions......................................7
      8.06  Unclaimed Distributions to Creditors..........................7
      8.07  Treatment of Disputed Claims..................................7
      8.08  Estimation of Claims..........................................7


                                    ARTICLE 9


EXECUTORY CONTRACTS.......................................................8


      9.01  Assumption or Rejection of Executory
            Contracts and Unexpired Leases................................8


                                   ARTICLE 10


EFFECTS OF PLAN UPON CONFIRMATION.........................................8


      10.01  Revesting of Assets..........................................8
      10.02  Section 1141 Discharge.......................................8
      10.03  Retention of Jurisdiction....................................9
      10.04  Preservation of Subordination Rights.........................9
      10.05  Indemnification of Officers and Directors....................9
      10.06  Effectuating Documents; Further Transactions; Timing.........9
      10.07  Dismissal with Prejudice of Action Against Bergen............9
      10.08  Ratification of Actions Taken................................9
      10.09  Modification of the Plan.....................................9
      10.10  Representative of Estates...................................10


                                   ARTICLE 11


MANAGEMENT AFTER CONFIRMATION............................................10


      11.01  General.....................................................10
      11.02  Board of Directors..........................................10
      11.03  Officers....................................................10
      11.04  No Corporate Action Required................................10
      11.05  Powers and Duties of the Liquidating Trustee................10


                                   ARTICLE 12


MISCELLANEOUS PROVISIONS.................................................10


      12.01  Exemption from Transfer Taxes...............................10
      12.02  Exculpation.................................................10
      12.03  Modifications...............................................10
      12.04  Revocation or Withdrawal of the Plan........................10
      12.05  Severability................................................10
      12.06  Binding Effect..............................................10
      12.07  Construction................................................10
      12.08  Time........................................................10
      12.09  Headings....................................................10
      12.10  Governing Law...............................................10
      12.11  Existence of Committee......................................11
      12.12  Benefit Programs............................................11
      12.13  Retiree Benefits............................................11
      12.14  Payment of Statutory Fees...................................11
      12.15  Cramdown....................................................11
      12.16  Execution of Plan Documents.................................11
      12.17  Post Confirmation Fees and Expenses.........................11
      12.18  Closing of Cases............................................11

Mednet, MPC Corporation ("Mednet"), Medi-Mail, Inc. ("Medi-Mail"), Medi-Claim, Inc. ("Medi-Claim") and Medi-Phar, Inc. ("Medi-Phar") (sometimes collectively "Debtors" or "Proponents" and individually each a "Debtor" or a "Proponent") hereby propose the following First Amended Joint Plan of Reorganization, as Amended, pursuant to section 1121(a) of the Bankruptcy Code (the "Plan").

                                    ARTICLE 1

                                   DEFINITIONS

          As used in the Plan, the following terms shall have the respective meanings specified below (such meanings to be equally applicable to the singular and plural, and the masculine, feminine and neuter forms of the terms defined).

          Acquisition Agreement means the agreement between Bergen and Mednet pursuant to which Bergen shall acquire 1000 shares, representing one hundred percent (100%) of the New Common Stock of Mednet, which shall occur only after Mednet has acquired the New Common Stock of Medi-Mail, Medi-Claim and Medi-Phar. The Acquisition Agreement shall be entered into as of the Effective Date. A copy of the proposed Acquisition Agreement, without Exhibits, is annexed hereto as Exhibit A.

          Acquisition Price means the amounts Bergen has agreed to exchange or contribute for the all of the New Common Stock of Mednet pursuant to the Acquisition Agreement.

          Administrative Expense Claim means a Claim for payment of any costs or expenses of administration of the Case incurred after the commencement of the Case allowable under section 503(b) or 507(a)(1) of the Bankruptcy Code, including, without limitation: (a) the actual and necessary expenses of preserving the estates of the Debtors; (b) the actual and necessary expenses of operating the business of the Debtor (such as wages, salaries or commissions for services rendered); (c) indebtedness or obligations incurred or assumed by the Debtors in connection with the conduct of its business, the acquisition or lease of property, or the rendition of services to the Debtors; (d) allowances of compensation for legal and other services and reimbursement of expenses awarded pursuant to sections 330(a), 331 and 503(b) of the Bankruptcy Code, and (e) all fees or charges assessed against the estates of the Debtors under section 1930, title 28, United States Code; provided, however, that an Exempt Tax shall not be an Administrative Claim. Costs and expenses incurred by the Debtors after the Effective Date shall be paid in the ordinary course.

          Allowed, when used as an adjective preceding the words "Claim" or "Interest," means any Claim against or Interest in the Debtors: (a) proof or application for allowance of which was (i) Filed on or before the date designated by the Bankruptcy Court as the last date for Filing a Proof of Claim against or Proof of Interest in the Debtors, (ii) later Filed with Bankruptcy Court leave after notice and a hearing, or (iii) if no Proof of Claim or Proof of Interest or application for allowance was Filed, which Claim or Interest has been or hereafter is listed by the Debtors in the Schedules as liquidated in amount and not disputed or contingent; and (b) which (i) is due and payable and as to which no objection to the allowance thereof has been interposed within the applicable period of limitation fixed by the Plan, the Bankruptcy Code, the Bankruptcy Rules, the Local Rules or the Bankruptcy Court or (ii) as to which any objection has been determined by Final Order of the Bankruptcy Court to the extent such objection has been resolved in favor of the Holder of such Claim or Interest.

          Assets means all property of the Estate of the Debtors.

          Avoiding Power Causes of Action means rights and remedies accruing to the Debtors pursuant to Chapter 5 of the Bankruptcy Code.

          Ballots means the ballots accompanying the Disclosure Statement and the Plan upon which impaired Creditors shall have indicated their acceptance or rejection of the Plan.

          Bankruptcy Code means the Bankruptcy Reform Act of 1978, as amended, and as codified in title 11 of the United States Code.

          Bankruptcy Court means the United States Bankruptcy Court for the District of Nevada or any court having competent jurisdiction to hear appeals or certiorari proceedings therefrom, or any successor thereto that may be established by act of Congress or otherwise, and that has competent jurisdiction over the Case.

          Bankruptcy Rules means the Federal Rules of Bankruptcy Procedure, as amended from time to time, as applicable to the Case.

          Bar Date is the last date for filing Claims as fixed by the Court.

          Bergen means Bergen Brunswig Drug Company, a California corporation, or its affiliates.

          Business Day means any day except Saturday, Sunday or a "legal holiday," as such term is defined in Bankruptcy Rule 9006(a).

          Case  means  the  above-captioned   cases  under  Chapter  11  of  the
Bankruptcy Code in which Mednet, Medi-Mail, Medi-Claim and Medi-Phar are the Debtors.

          Causes of Action means all legal and equitable claims, demands, or causes of action held by the Debtors against any entity, other than Causes of Action specifically to be released under the Plan.

          Cash means cash and cash equivalents held by the Debtors.

          Claim shall mean a "claim"  against the Debtors  within the meaning of section 101(5) of the Bankruptcy Code.

          Class means a class of Claims or Interests as classified in the Plan.

          Closing means the meeting of the parties at which the papers, instruments and documents required to be executed and delivered pursuant to the Acquisition Agreement shall be exchanged.

          Collateral means any property of the Estate that secures an Allowed Secured Claim.

          Committee means the official committee of general unsecured Creditors which was appointed in the Case pursuant to section 1102 of the Bankruptcy Code.

          Confirmation Date means the date the Clerk of the Bankruptcy Court enters the Confirmation Order on the docket of the Bankruptcy Court.

          Confirmation Hearing means the hearing before the Bankruptcy Court to consider confirmation of the Plan.

          Confirmation Order means an order of the Bankruptcy Court confirming the Plan in accordance with the provisions of Chapter 11 of the Bankruptcy Code.

          Creditor means any Entity that has a Claim against the Debtor that arose on or before the Petition Date or a Claim against the Estate of any kind specified in section 502(g), 502(h) or 502(i) of the Bankruptcy Code.

          Debtors means Mednet in Case No. BK-S-97-25800-LBR, Medi-Mail in Case No. BK-S-97-25801-LBR, Medi-Claim in Case No. BK-S-97-25802-LBR, and Medi-Phar in Case No. BK-98-22812-LBR.

          DIP Facility means the  arrangement  approved by the Bankruptcy  Court
pursuant  to  which  Bergen  has  been  financing  the  Debtors'   post-petition
operations.

          Disbursing Agent means the Debtor, solely for purposes of paying Allowed Administrative Expenses and Priority Claims.

          Disclosure Statement means the written first modified disclosure statement and its appendices, as they may be amended, supplemented or further modified from time to time, filed by Proponents, with respect to the Plan.

          Disputed Claim means a Claim which is not an Allowed Claim.

          Effective Date means the first Business Day determined by the Debtor that is at least eleven (11) days after the Confirmation Date, and upon which
(a) no stay of the Confirmation Order is in effect and (b) the conditions to the Effective Date set forth in section 7.02 of the Plan have been satisfied or waived pursuant to section 7.03 of the Plan.

          Entity means an "entity" within the meaning of section 101(15) of the Bankruptcy Code.

          Estate means the estate created upon the commencement of each Case as to each Debtor by section 541 of the Bankruptcy Code.

          Estate Action Recoveries means the net proceeds recovered as the result of prosecution or settlement of any Estate cause of action.

          Exempt Tax means any stamp, recording or similar tax or charge (including any penalties, interest or additions thereto) within the meaning of section 1146(c) of the Bankruptcy Code which may be imposed by the laws of any state upon the transactions contemplated under, or necessary for the success of, the Plan, including without limitation, any mortgage recording, securities transfer, deed transfer, documentary transfer or gains taxes.

          File, Filed, Filing or Files shall mean file, filed, filing or files, respectively, with the Bankruptcy Court in the Case.

          Final Order means an order or judgment of the Bankruptcy Court or other court of competent jurisdiction, as entered on the docket of such court, that has not been reversed or stayed, and as to which: (a) the time to appeal or petition for certiorari has expired and no timely-filed appeal or petition for certiorari is pending, or (b) any appeal taken or petition for certiorari filed has been resolved by the highest court to which the order or judgment was appealed or from which certiorari was sought.

          Foothill means Foothill Capital Corp.

          General Unsecured Claim means any Claim against the Debtors which arose or which is deemed by the Bankruptcy Code to have arisen prior to the Petition Date, and which is not a Claim in any other Class.

          Holder means any entity holding a Claim or Interest, and includes the beneficial Holder of such Claim or Interest.

          Indemnity means the prepetition indemnification obligation to officers of Mednet arising out of employee litigation commenced against certain officers and directors of the Debtors by Value Rx entitled ValueRx Pharmacy Program, Inc., and ValueRx, Inc. v. Robert Bagdasarian and Glenn Merritts, Civ. File No. 97-318, which Indemnity shall be assumed by the Debtors, but only to the extent covered by available insurance and above any applicable deductible. The Indemnity shall not become part of the Liquidating Trust.

          Interest means any and all rights arising out of the ownership of Old Common Stock or Preferred Stock, including all Claims against the Debtor resulting from the rescission of a purchase or sale of Old Common Stock or Preferred Stock, for damages arising from the purchase or sale of Common Stock or Preferred Stock or for reimbursement or contribution allowed under section 502 on account of such a claim.

          Liquidating Trust means the trust which will be created upon the Effective Date of the Plan and out of which the distributions to Creditors will be paid.

          Local Rules means the Local Bankruptcy Rules of the District of Nevada, as applicable to the Case.

          Medi-Claim means Medi-Claim, Inc., one of the Debtors herein.

          Medi-Mail means Medi-Mail, Inc., one of the Debtors herein.

          Medi-Phar means Medi-Phar, Inc., one of the Debtors herein.

          Mednet means Mednet, MPC Corporation, one of the Debtors herein.

          Merryman District Court Action means the action pending in the United States District Court of Nevada bearing case no. CV-S-96-00516DWH (RJJ) commenced by Bergen against M.B. Merryman for recovery of damages.

          New Common Stock shall mean the new common stock of the Debtors issued pursuant to the Plan.

          Note means the non-interest bearing, non-recourse, subordinated promissory note in the principal amount of $1.25 million to be paid by the reorganized Debtor to the Trustee. A copy of the proposed Note is attached as Appendix C to Exhibit A annexed hereto.

          Old Common Stock shall mean the common stock of Mednet, Medi-Mail, Medi-Claim and Medi-Phar issued and outstanding prior to the Petition Date, and includes any options or warrants with the right to acquire Old Common Stock.

          Petition Date means July 31, 1997, the date of Filing of the voluntary petitions for relief commencing the Mednet, Medi-Mail and Medi-Claim Cases and April 8, 1998, the date of filing of the voluntary petition for relief commencing the Medi-Phar Case.

          Plan means this Plan of Reorganization proposed by the Debtors. Any appendices to the Plan are incorporated into and made a part hereof as if fully set forth herein.

          Preferred Stock means Preferred Stock issued by Mednet at any time prior to the Petition Date, including convertible preferred stock.

          Priority Claim means any Claim to the extent entitled to priority in payment under sections 507(a)(2)-(7) or (9) of the Bankruptcy Code.

          Priority Tax Claim means any Claim to the extent entitled to priority in payment under section 507(a)(8) of the Bankruptcy Code.

          Professionals means Entities whose Administrative Claims must be Allowed by Final Order of the Bankruptcy Court under section 330 of the Bankruptcy Code prior to payment.

          Proof of Claim or Proof of Interest means a Filed Proof of Claim or Proof of Interest.

          Record Date means the date on which Creditors entitled to vote on the Plan are determined by their record ownership of Claims, which date shall be the date of Filing of the Plan.

          Schedules means the Schedules of Assets and Liabilities and Statements of Executory Contracts and Financial Affairs, Filed by the Debtors in accordance with the Bankruptcy Rules, which have been amended and may be further amended.

          Secured Claim means a Claim against the Debtors which is deemed by the Bankruptcy Code to have arisen prior to the Petition Date and which is (i) secured by a valid lien, security interest, or other encumbrance on Collateral, or (ii) subject to setoff under section 553 of the Bankruptcy Code, but only to the extent of the value of the Collateral, or to the extent of the amount subject to setoff, determined in accordance with section 506(a) of the Bankruptcy Code, as modified by section 1111(b) of the Bankruptcy Code.

          Set Aside Amount means the initial $250,000 recovered from the collection of prepetition accounts receivable, after payment of Administrative Expense Claims, but before payment of Bergen's post-petition deficiency claim. If $250,000 is not collected by the Effective Date, Bergen shall loan the Reorganized Debtor the amount needed to fully fund the Set Aside Amount, which loan shall be in the form of a promissory note bearing interest at the prime rate plus two percent (2%) and shall be repaid to Bergen from the Liquidating Trust before creditors' share in the distributions therefrom.

          Trustee means the Trustee of the Liquidating Trust, which will be the Committee or its designee.

          Unclaimed Distribution means, in respect of any Class of Claims, all Cash or other property deemed to be "Unclaimed Distributions" pursuant to the Plan.

          Unliquidated, Disputed or Contingent Claim means any Claim, the amount of which is undetermined or the liability for which is not proven or is contingent, or disputed, as reflected in either the Schedules or the Proof of Claim Filed by any Creditor.

          Document References. All references to documents shall include all addenda, exhibits and schedules attached thereto or referred to therein.

          Other Definitions. A term used and not defined herein, but that is defined in the Bankruptcy Code, shall have the meaning set forth therein. The words "herein," "hereof," "hereto," "hereunder," and others of similar import refer to the Plan as a whole and not to any particular section, subsection, or clause contained in the Plan. The word "including" shall mean "including, without limitation." The singular shall include the plural and vice versa unless the context otherwise requires.

                                    ARTICLE 2

                     ADMINISTRATIVE AND PRIORITY TAX CLAIMS


          2.01 Administrative Expense Claims Administrative Expense Claims (other than Claims for compensation and reimbursement of expenses of Professionals) will be paid in full, in Cash, on the Effective Date, or, if such Claim becomes Allowed after the Effective Date, within five (5) days after such Claim becomes Allowed. Any fees due and owing to the United States Trustee shall be paid in full on the Effective Date, or as soon thereafter as practicable. All requests by Professionals for final allowance of compensation and reimbursement of expenses accrued as of the Confirmation Date must be Filed with the Court within sixty (60) days of the Confirmation Date and will be paid within five (5) days after such Claims become Allowed. All other requests for payment of an Administrative Expense Claim must be Filed on or before the date of the Confirmation Hearing or will be forever barred. The estimated amount of unpaid fees and expenses of Professionals as of the Confirmation Hearing will be deposited in a segregated account upon Confirmation of the Plan, and will be used to pay Allowed Claims of Professionals. To the extent that the Debtors have insufficient funds to satisfy the Allowed Administrative Expense Claims of Professionals, Bergen shall loan to the Reorganized Debtors the amount necessary to pay said Allowed Administrative Expense Claims of Professionals in full, which amount loaned shall be repaid first, with interest at the prime rate plus 2%, out of the Liquidating Trust. Such escrowed funds shall be used solely to pay Allowed Administrative Claims of Professionals and any excess after making all such payments shall be applied to the above loan.

          2.02 Bar Date for Administrative Claims

          (a) In General. Unless otherwise ordered by the Bankruptcy Court, requests for payment of Administrative Claims must be Filed and served on the Debtors no later than thirty (30) days after the Effective Date. Any Entity that is required to File and serve a request for payment of an Administrative Claim and that fails to timely File and serve such request, shall be forever barred, estopped and enjoined from asserting such Claim against the Debtors, the Estate of the Debtors or their respective property.

          (b) Professionals. Professionals or other Entities requesting compensation or reimbursement of expenses pursuant to sections 327, 328, 330, 331, 503(b) and 1103 of the Bankruptcy Code for services rendered before the Effective Date shall File an application for final allowance of compensation and reimbursement of expenses no later than sixty (60) days after the Effective Date. Objections to applications of professionals or other Entities for compensation or reimbursement of expenses must be Filed no later than ninety
(90) days after the Effective Date.

          (c) Ordinary Course Liabilities. Holders of Administrative Claims based upon liabilities incurred by the Debtor in the ordinary course of business (including Administrative Claims of governmental units for taxes) shall not be required to File any request for payment of such Claims.

          2.03 Priority Tax Claims Each holder of an Allowed Priority Tax Claim shall be paid the full amount of such Allowed Priority Tax Claim, in Cash, on the later of (a) the Effective Date (or as soon thereafter as is practicable), or (b) the first Business Day after such Claim becomes an Allowed Claim (or as soon thereafter as is practicable).

                                    ARTICLE 3

                     CLASSIFICATION OF CLAIMS AND INTERESTS

          3.01 Class 1 - Priority Claims Class 1 consists of all Allowed Priority Claims against any Debtor. Class 1 is not impaired.

          3.02 Class 2 - Secured Claims of Foothill Class 2 consists of all Allowed Secured Claims of Foothill. Class 2 is impaired.

          3.03 Class 3 - Other Secured Claims Class 3 consists of all Allowed Secured Claims other than Foothill. Class 3 is impaired.

          3.04 Class 4 - Bergen Claims Against Mednet. Class 4 consists of Bergen's total pre-petition Claims against Mednet. Class 4 is impaired.

          3.05 Class 5 - Bergen Claims Against Medi-Mail and Medi-Phar. Class 5 consists of Bergen's total pre-petition Claims against Medi-Mail and Medi-Phar. Class 5 is impaired.

          3.06 Class 6 - General Unsecured Claims Against Mednet Class 6, which is impaired, consists of all Allowed General Unsecured Claims against Mednet, except Bergen's Claims against Mednet.

          3.07 Class 7 - General Unsecured Claims Against Medi-Mail Class 7 consists of all Allowed General Unsecured Claims against Medi-Mail, except Bergen's Claims against Medi-Mail. Class 7 is impaired.

          3.08 Class 8 - General Unsecured Claims Against Medi-Claim Class 8 consists of all Allowed General Unsecured Claims against Medi-Claim. Class 8 is impaired.

          3.09 Class 9 - General Unsecured Claims Against Medi-Phar Class 9 consists of all Allowed General Unsecured Claims Against Medi-Phar. Class 9 is impaired.

          3.10 Class 10 - Preferred Stock Interests and Claims Relating Thereto. Class 10 consists of all Preferred Stock Interests, as well as any Claims arising by virtue of the purchase or sale of Preferred Stock. Class 10 is impaired.

          3.11 Class 11 - Old Common Stock Interests and Claims Relating Thereto Class 11 consists of all Old Common Stock Interests in the Debtors, as well as any Claims arising by virtue of the purchase or sale of Old Common Stock of the Debtors, including stock options and warrants. Class 11 is impaired.

          3.12 Classification Rules A Claim is in a particular Class only to the extent that the Claim qualifies within the description of Claims of that Class, and such Claim is in a different Class to the extent that the remainder of the Claim qualifies within the description of the different Class. Pursuant to section 1123(a)(4) of the Bankruptcy Code, all Allowed Claims of a particular Class shall receive the same treatment unless the Holder of a particular Allowed Claim agrees to a less favorable treatment for such Allowed Claim. For purposes of the Plan, and pursuant to section 510(a) of the Bankruptcy Code, the Plan shall give effect to subordination agreements which are enforceable under applicable nonbankruptcy law, except to the extent the beneficiary or beneficiaries thereof agree to less favorable treatment. The Plan shall also give effect to the subordination rules of sections 510(b) and (c) of the Bankruptcy Code. The inclusion of a Creditor by name in any Class is for purposes of general description only, and includes all Entities claiming as beneficial interest holders, assignees, heirs, devisees, transferees or successors in interest of any kind of the Creditor named.

          3.13 Inter-Company Claims. Allowed Claims by any Debtor against any other Debtor shall be treated in accordance with the treatment afforded other members of the Class of which such Claims are a member.

                                    ARTICLE 4

                       TREATMENT OF CLASSES UNDER THE PLAN

          4.01 Class 1 - Priority Claims Each holder of an Allowed Priority Claim shall be paid the Allowed amount of such Claim, including all applicable interest and other charges to which the Holder of such Allowed Priority Claim may be entitled under applicable law or contract, to the extent permitted under the applicable provision of section 507(a), in Cash, on the later of: (a) the Effective Date (or as soon thereafter as is practicable) and (b) the first Business Day after such Claim becomes an Allowed Claim (or as soon thereafter as is practicable).

          4.02 Class 2 - Secured Claims of Foothill The Allowed Secured Claims of Foothill shall be paid in full, in Cash, on or before the Effective Date, in accordance with an agreement between Foothill and the Debtors.

          4.03 Class 3 - Other Secured Claims Holders of Allowed Secured Claims, other than Foothill, at the option of the Debtor which is the obligor of such creditor, shall either (i) be paid in full in Cash the Allowed Amount of such Secured Claim in full satisfaction and discharge of such Creditor's lien, (ii) receive deferred Cash payments totalling the Allowed amount of such Claim of a value as of the Effective Date at least equal to the value of such Creditor's interest in the Debtor's property securing such Claim, and shall retain the lien securing such Claim until paid as provided herein, or (iii) will receive, pursuant to abandonment by the Debtor, possession of and the right to foreclose its lien on the collateral securing such Claim. In the event the treatment provided in subparagraphs (ii) or (iii) above results in payment to such Creditor of less than the Allowed amount of its Claim, it shall be entitled to assert a General Unsecured Claim against its obligor for any deficiency.

          4.04 Class 4 - Bergen Claims Against Mednet. The pre-petition Claims of Bergen against Mednet shall be treated in accordance with the provisions of the Acquisition Agreement and this section of the Plan, which treatment shall be deemed in full satisfaction of the Claims of Bergen (except as set forth below) against Mednet. Mednet and Bergen will enter into the Acquisition Agreement on the Effective Date. If the terms of the Acquisition Agreement in any way conflict with the terms of the Plan, then for purposes of this Plan, the terms of the Plan shall govern.

          The Acquisition Agreement shall provide that 50% of the total pre-petition Claims of Bergen against all of the Debtors, including Mednet, shall be cancelled in exchange for issuance of the New Common Stock in Mednet. The remaining 50% of Bergen's pre-petition Claims against Mednet shall be discharged under the Plan.

          4.05 Class 5 - Bergen Claims Against Medi-Mail and Medi-Phar. The pre-petition Claims of Bergen against Medi-Mail and Medi-Phar shall be treated in accordance with the provisions section 4.04 of this Plan, which treatment shall be in full satisfaction of the Claims of Bergen against Medi-Mail and Medi-Phar.

          The Acquisition Agreement shall provide that 50% of the total pre-petition Claims of Bergen against all of the Debtors, including Medi-Mail and Medi-Phar, shall be exchanged for 100% of the New Common Stock in Mednet to Bergen. The remaining 50% of Bergen's pre-petition Claims shall be discharged.

          4.06 Class 6 - General Unsecured Claims Against Mednet Holders of Allowed General Unsecured Claims against Mednet shall share (i) pari passu and pro rata in the payments under the Note and the Set Aside Amount, and (ii) the net recoveries from prepetition accounts receivable and all other Liquidating Trust assets, excluding the Note and Set Aside Amount (after payment of Administrative Expense Claims and the amounts necessary to cure Bergen's postpetition deficiency on its Court-approved post-petition secured claim) and prosecution of Causes of Action owned by the Mednet Estate from the Liquidating Trust. Distributions will be made from the Liquidating Trust.

          4.07 Class 7 - General Unsecured Claims Against Medi-Mail Holders of Allowed General Unsecured Claims against Medi-Mail shall share (i) pari passu and pro rata in the payments under the Note and the Set Aside, and (ii) the net recoveries from prepetition accounts receivable and all other Liquidating Trust assets, excluding the Note and Set Aside Amount (after payment of Administrative Expense Claims and the amounts necessary to cure Bergen's postpetition deficiency on its Court-approved post-petition secured claim) and prosecution of Causes of Action owned by the Medi-Claim Estate. Distributions will be made from the Liquidating Trust.

          4.08 Class 8 - General Unsecured Claims Against Medi-Claim Holders of Allowed General Unsecured Claims against Medi-Claim shall share (i) pari passu and pro rata in the payments under the Note and the Set Aside, and (ii) the net recoveries from prepetition accounts receivable and all other Liquidating Trust assets, excluding the Note and Set Aside Amount (after payment of Administrative Expense Claims and the amounts necessary to cure Bergen's postpetition deficiency on its Court-approved post-petition secured claim) and prosecution of Causes of Action owned by the Medi-Claim Estate. Distributions will be made from the Liquidating Trust.

          4.09 Class 9 - General Unsecured Claims Against Medi-Phar Holders of Allowed General Unsecured Claims against Medi-Phar shall share (i) pari-passu and pro rata in the payments under the Note and the Set Aside, and (ii) the net recoveries from prepetition accounts receivable and all other Liquidating Trust assets, excluding the Note and Set Aside Amount (after payment of Administrative Expense Claims and the amounts necessary to cure Bergen's postpetition deficiency on its Court-approved post-petition secured claim) and prosecution of Causes of Action owned by the Medi-Phar Estate. Distributions will be made from the Liquidating Trust.

          4.10 Class 10 - Preferred Interests and Claims Relating Thereto All Preferred Stock shall be cancelled and be of no further force and effect. Holders of Allowed Class 10 Interests, including any Claims arising by virtue of the purchase or sale of Preferred Stock shall receive no distribution under the Plan, unless Classes having priority over such Preferred Interests have been paid in full. Once prior Classes have been paid in full, members of this Class shall receive all remaining property of the Debtor's Estate until their Claims have been paid in full.

          4.11 Class 11 - Old Common Stock Holders of Old Common Stock in all of the Debtors shall receive no distribution under the Plan. The Old Common Stock shall be cancelled, extinguished and of no further force and effect as of the Effective Date.

          4.12 Controversy Concerning Impairment In the event of a controversy as to whether any Creditor or Holder of an Interest or Class of Creditors or Class of Holders of Interests is impaired under the Plan, the Bankruptcy Court shall, after notice and a hearing, determine such controversy.

                                    ARTICLE 5

                       ACCEPTANCE OR REJECTION OF THE PLAN

          5.01 Impaired Classes Entitled To Vote Classes 2 through 9 are impaired under the Plan. Each Holder of an Allowed Claim in Classes 2 through 9 shall be entitled to vote to accept or reject the Plan.

          5.02 Acceptance by an Impaired Class of Claims A Class of Creditors shall have accepted the Plan if Creditors holding at least two-thirds in the aggregate dollar amount and more than one-half in number of the Allowed Claims of such Class that have accepted or rejected the Plan vote to accept the Plan.

          5.03 Presumed Acceptance of Plan by Unimpaired Classes Class 1 is unimpaired under the Plan, and, therefore, is conclusively presumed to accept the Plan pursuant to section 1126(f) of the Bankruptcy Code and they do not have a right to vote on the Plan.

          5.04 Presumed Rejection Classes 10 and 11 are presumed to have rejected the Plan pursuant to section 1126(g) of the Bankruptcy Code.

                                    ARTICLE 6

                      MEANS FOR IMPLEMENTATION OF THE PLAN

          6.01 Foothill's Allowed Secured Claim has been or will be paid from the proceeds of its collateral.

          6.02 Each of the Debtors shall remain as separate, free-standing entities. On the Effective Date, Bergen and Mednet will enter into the Acquisition Agreement. The Acquisition Agreement will provide that on the Effective Date, Bergen will loan Mednet an additional $250,000 under the DIP Facility, which funds will be used as the consideration by Mednet to purchase 100% of the New Common Stock of its subsidiaries, broken down as follows:
Medi-Mail - $100,000; Medi-Claim - $100,000; and Medi-Phar - $50,000. Proceeds received by Medi-Mail, Medi-Claim and Medi-Phar for the New Common Stock will be used as the initial payment on the Note. The Acquisition Agreement will further provide that Bergen will, thereafter, acquire 100% of the New Common Stock of Mednet, in exchange for one-half of Bergen's pre-petition claims.

          6.03 The Liquidating Trust will be created upon the Effective Date of the Plan, and the Committee will act as or designate the Trustee. Except for payments for Allowed Administrative Claims and Priority Claims, which will be paid by the Disbursing Agent, all payments will be made to Creditors out of the Liquidating Trust. The Liquidating Trust shall take title to the Debtors' pre-petition Causes of Action and to the Note. The Liquidating Trust shall also take title to the prepetition accounts receivable remaining after payment of the Administrative Expense Claims and the Set Aside Amount. The initial $250,000 (the "Set Aside Amount") shall be set aside for the beneficiaries of the Liquidating Trust. Thereafter, the proceeds of prepetition accounts receivable and all other Liquidating Trust assets, excluding the Note and Set Aside Amount, shall be used to satisfy Bergen's postpetition deficiency claim incurred through the Effective Date until same is paid in full. Thereafter, proceeds from prepetition accounts receivable shall be paid into the Liquidating Trust The Trustee shall be designated as the representative of the Estates for purposes of prosecuting Avoiding Power Causes of Action, and the net proceeds thereof shall be deposited in the Liquidating Trust. The Committee will remain in effect after the Confirmation Date. The Committee's professionals will represent the Trustee of the Liquidating Trust. The Trustee of the Liquidating Trust shall be entitled to pay professional fees after the Confirmation Date without order of the Court; provided, however, that the Court shall retain jurisdiction to resolve any dispute relating to professional fees.

          The Liquidating Trust will be administered under the direction of the Committee upon the Effective Date of the Plan. The Trustee will make periodic distributions from the Liquidating Trust to Creditors in Classes 6, 7, 8 and 9.

          Upon the Effective Date of the Plan, the reorganized Debtors will issue the Note to the Liquidating Trust. The Note will be a non-recourse, subordinated promissory note in the principal sum of $1,250,000, payable without interest, over four years, based on 10% of the net income of the reorganized Debtors. $250,000 will be pre-paid on the Effective Date. The Note will be returned to the Debtors upon the sooner to occur of payment of principal, or 4 years. The Note will be subordinated to all post-petition creditors of the Debtors, including but not limited to financial institutions and post-petition trade creditors and shall not be assignable. The Note Trustee shall have no recourse to the Debtors except the right to receive the share of the Debtors' net income described above and in the Note.

          The fees and expenses of counsel for Bergen shall not be recoverable from the Debtors or their Estates, except as provided in the DIP Facility.

          6.04 The other assets of the Debtors which are not included within the Acquisition Agreement shall be realized upon by the Debtors.

          6.05 The Debtors' action against Bergen pending in the United States District Court for the District of New Jersey, bearing docket no. CV-S-96-00516-DWH (RJJ), shall be dismissed with prejudice and without costs. Bergen's action against the Debtors and other defendants, except the Merryman District Court Action, shall be dismissed with prejudice and without costs. Each dismissal shall occur upon the confirmation of the Plan.

          6.06 After the Confirmation Date and until the Effective Date, the Debtors shall be authorized to continue the DIP Facility with Bergen.

          6.07 The Trustee shall be the representative of the Estates for purposes of prosecuting all Avoiding Power Causes of Action, and other Causes of Action.

                                    ARTICLE 7

                              CONDITIONS PRECEDENT

          7.01 Conditions Precedent to Confirmation Date. The occurrence of the Confirmation Date of the Plan is subject to satisfaction or waiver of each of the following conditions:

          (a) the Bankruptcy Court has entered the Confirmation Order in form and substance satisfactory to the Debtors and Bergen;

          (b) the Debtors have been authorized to assume all leases and executory contracts which they may seek to assume;

          (c) the Debtors shall have assumed the Indemnity; and

          (d) the estimated unpaid fees and expenses of Professionals have been loaned to the Reorganized Debtors.

          7.02 Conditions to Effective Date The occurrence of the following shall be separate conditions to the Effective Date of the Plan:

          (a) the Confirmation Order has become a Final Order; and

          (b)  Bergen  and  the  Debtors  have  entered  into  the   Acquisition
Agreement.

          7.03 Waiver of Conditions The Proponents and Bergen jointly shall have the right to waive any of the foregoing conditions to Confirmation Date, or to the Effective Date. Without limiting the foregoing, the Effective Date may occur notwithstanding the pendency of an appeal of the Confirmation Order or any order related thereto so long as there is no stay in effect. The Effective Date may occur before the expiration of time to take an appeal or to seek reconsideration of the Confirmation Order without the giving of any notice to any objecting party. In the event of any such appeal, the Proponents may seek the dismissal of such appeal as moot following the Effective Date of the Plan.

          7.04 Failure of Conditions. In the event all conditions to occurrence of the Effective Date have not been satisfied or waived prior to December 31, 1998, then upon request of any party in interest, the Confirmation Order shall be vacated.

                                    ARTICLE 8

                          DISTRIBUTIONS UNDER THE PLAN

          8.01 Distributions All distributions under the Plan to Holders of Allowed Administrative and Priority Claims shall be made by the Disbursing Agent. All other distributions to creditors shall be made by the Trustee.

          8.02 Method of Payment Any Cash payment made by the Disbursing Agent pursuant to the Plan shall be in U.S. dollars, either by check drawn on a domestic bank or wire transfer therefrom.

          8.03 Timing of Payment Any payment or distribution required to be made under the Plan on a day other than a Business Day shall be due on the next succeeding Business Day.

          8.04 Setoff Nothing contained herein shall be deemed to waive the Debtor's or Trustee's statutory or common law right of setoff.

          8.05 De Minimis Distributions The Disbursing Agent or the Trustee shall not be required to distribute Cash to any Creditor if the amount of Cash to be distributed to such Creditor is less than $5.00.

          8.06 Unclaimed Distributions to Creditors

          (a) Non-Negotiated Checks If the Holder of an Allowed Claim fails to present for payment a check issued to such Holder pursuant to the Plan within ninety (90) days of the date such check was issued, or if any distributions returned to the Disbursing Agent or Trustee due to an incorrect or incomplete address for which the Debtors or Trustee have not received a correct address, then the amount of Cash attributable to such check or distribution shall be deemed to be Unclaimed Distributions in respect of such Holder's Class of Claims and the payee of such check or distribution shall be deemed to have no further Claim in respect of such check or distribution, and shall not be entitled to participate in any further distributions under the Plan.

          (b) Revesting of Unclaimed Distributions All Unclaimed Distributions shall revest in the Debtors, if made by the Disbursing Agent, or in the Liquidating Trust, if made by the Trustee.

          8.07 Treatment of Disputed Claims Disputed Claims shall be treated as follows under the Plan:

          (a) Objections to Claims Except as otherwise provided by the Bankruptcy Court or in the Plan, all objections to Claims shall be Filed and served on the Holders of such Claims on or before the later of (i) ninety (90) days after the Confirmation Date, (ii) ninety (90) days after a particular Proof of Claim is Filed, except that such Claim shall not be deemed an Allowed Claim until after the ninety (90) day period lapses, and (iii) such additional date as the Bankruptcy Court may fix upon application of the Debtor; provided, however, that no party in interest shall be required to File an objection to any Claim listed in the Schedules as disputed, contingent, unliquidated or undetermined and for which no Proof of Claim was Filed, which Claim shall be barred and disallowed in its entirety.

          (b) Authority To Prosecute As of the Confirmation Date, the Trustee or Committee shall have the sole and exclusive authority to settle, compromise, withdraw or litigate to judgment objections to Claims in Classes 6, 7, 8 or 9.

          (c) No Distributions Pending Allowance Notwithstanding any other provision of the Plan to the contrary, no distribution shall be made to the Holder of a Disputed Claim or the Holder of a Claim who is the subject of a proceeding against it by the Debtor or Trustee, unless and until such Disputed Claim becomes an Allowed Claim or such proceeding is resolved.

          (d) Distributions After Allowance Once a Disputed Claim becomes an Allowed Claim, distribution on account of such Claim shall be made in accordance with the provisions of the Plan governing the Class of Claims to which the respective Claim belongs.

          8.08 Estimation of Claims At any time prior to the Effective Date, the Debtor may seek the estimation of a Disputed Claim in accordance with the applicable provisions of the Bankruptcy Code and Bankruptcy Rules. The estimated amount of a Disputed Claim shall be fixed by Final Order, which shall be deemed the amount of such Claim for all purposes under the Plan.

                                    ARTICLE 9

                               EXECUTORY CONTRACTS

          9.01  Assumption  or Rejection of Executory  Contracts  and  Unexpired
Leases

          (a) Executory Contracts All executory contracts that exist between the Debtor and any Entity which have not been assumed or rejected prior to the Confirmation Date shall be deemed rejected as of the Confirmation Date, except for any executory contract that has been assumed pursuant to an order of the Bankruptcy Court entered at or prior to the Confirmation Date, or which is subject to a pending application to assume or extend time to assume. Nothing contained herein shall constitute a waiver of any claim, right or cause of action that the Debtor may hold against any party to any executory contract with the Debtor, including the insurer under any policy of insurance.

          Any options, warrants or other equity interests representing the right to acquire either Preferred Stock or Old Common Stock and the Preferred Stock and Old Common Stock, shall be canceled as of the Effective Date.

          (b) Unexpired Leases. All unexpired leases that exist between the Debtor and any Entity which have not been assumed or rejected prior to the Confirmation Date shall be deemed rejected as of the Confirmation Date, except for any unexpired lease that has been assumed pursuant to an order of the Bankruptcy Court entered at or prior to the Confirmation Date, or which is subject to a pending application to assume or extend time to assume. Nothing contained herein shall constitute a waiver of any claim, right or cause of action that the Debtor may hold against any lessor.

          (c) Approval of Assumption or Rejection of Leases and Contracts Entry of the Confirmation Order shall constitute the approval, pursuant to section 365(a) of the Bankruptcy Code, of the rejection of the executory contracts and unexpired leases to be rejected pursuant to the Plan.

          (d) Bar Date for Filing Proofs of Claim Relating to Executory Contracts and Unexpired Leases Rejected Pursuant to the Plan Any and all Proofs of Claim arising out of the rejection of an executory contract or unexpired lease pursuant to this Article 9 must be Filed within thirty (30) days after the Confirmation Hearing. Any Holder of a Claim arising out of the rejection of an executory contract or unexpired lease who fails to File a Proof of Claim within such time shall be forever barred, estopped and enjoined from asserting such Claim against the Debtor or the Estate. Unless otherwise ordered by the Bankruptcy Court, all Claims arising from the rejection of executory contracts and unexpired leases shall be treated as General Unsecured Claims under the Plan. Nothing contained herein shall extend the time for Filing a Proof of Claim for rejection of any contract or lease rejected prior to the Confirmation Date.

                                   ARTICLE 10

                        EFFECTS OF PLAN UPON CONFIRMATION

          10.01 Revesting of Assets Except as otherwise set forth herein, subject to the provisions of and for the purposes of distributions in accordance with the Plan, all property of the Estates shall revest in the Debtors on the Confirmation Date. Such revested property shall be free and clear of all liens, claims, encumbrances and interests, except as otherwise provided in the Plan.

          10.02  Section  1141  Discharge   Pursuant  to  section  1141  of  the
Bankruptcy Code, all Claims against or Interests in (including rights of stockholders, nominees and warrant holders) the Debtors will be forever barred and discharged and deemed satisfied upon entry of the Confirmation Order. As of the Effective Date, all Entities that have held, currently hold or may hold a Claim or other debt or liability against the Debtor affected by the Plan are enjoined from taking any actions to collect or recover in any manner on account of any such Claims, debts or liabilities from any or all of the Assets, except as otherwise provided in the Plan.

          Except to the extent otherwise provided in the Plan, the treatment of all claims against, or equity interest in, the Debtors under the Plan shall be in exchange for, and in complete satisfaction, discharge and release of, all claims against or equity interest in, the Debtors of any nature whatsoever, known or unknown, including, without limitation, any interest accrued or expenses incurred thereon from and after the Petition Date, or against its estate or properties or interest in property. Except as otherwise provided in the Plan, upon the Effective Date, all claims against, and equity interest in, the Debtors will be satisfied, discharged and released in full exchange for the consideration provided under the Plan. Except as otherwise provided in the Plan, all entities shall be precluded from asserting against the Debtors, or reorganized Debtors, or their respective properties or interest in property, any other claims based upon any act or omission, transaction, or other activity of any kind or nature that occurred prior to the Effective Date.

          10.03 Retention of Jurisdiction The Bankruptcy Court shall retain and have jurisdiction over the Case for the following purposes:

          (a) to adjudicate all controversies concerning the classification or allowance of any Claims or Interests;

          (b) to liquidate any Claims which are disputed, contingent or unliquidated;

          (c) to determine any and all objections to the allowance of Claims or Interests, or counterclaims to any Claim;

          (d)  to  determine   any  and  all   applications   for  allowance  of
compensation and reimbursement of expenses and any other fees and expenses authorized to be paid or reimbursed under the Bankruptcy Code or the Plan;

          (e) to determine any applications pending on the Effective Date for the rejection or assumption of executory contracts or unexpired leases or for the assumption and assignment, as the case may be, of executory contracts or unexpired leases to which the Debtor is a party or with respect to which it may be liable, and to hear and determine, and if need be to liquidate, any and all Claims arising therefrom;

          (f) to adjudicate any actions brought by the Debtor or the Committee (upon authorization of the Bankruptcy Court) for any Estate Action Recoveries, at any time prior to expiration of the relevant statute of limitations;

          (g) to determine any and all applications, adversary proceedings and contested or litigated matters that may be pending on the Confirmation Date;

          (h) to consider any modifications of the Plan, remedy any defect or omission or reconcile any inconsistency in any order of the Bankruptcy Court, including the Confirmation Order, to the extent authorized by the Bankruptcy Court;

          (i) to determine all controversies, suits and disputes that may arise in connection with the interpretation, enforcement or consummation of the Plan;

          (j) to consider and act on the compromise and settlement of any Claim or cause of action by or against the Estate;

          (k) to issue orders in aid of execution of the Plan to the extent authorized by section 1142 of the Bankruptcy Code; and

          (l) to determine such other matters as may be set forth in the Confirmation Order or which may arise in connection with the Plan or the Confirmation Order.

          10.04 Preservation of Subordination Rights The classification and treatment of all Claims and Interests under the Plan does not adversely affect any contractual, legal and equitable subordination rights, whether arising under general principles of equitable subordination, section 510(c) of the Bankruptcy Code or otherwise, that a Holder of a Claim or Interest or the Debtor may have against other Claim Holders with respect to any distribution made pursuant to the Plan.

          10.05 Indemnification of Officers and Directors Notwithstanding anything contained herein to the contrary, the Debtors' indemnification of its current directors, officers, employees, agents and any person who is or was serving or who had agreed to serve at the request of the Debtors' Board of Directors or an officer of the Debtor as an employee or agent of the Debtor or as a director, officer, employee, or agent of another corporation, partnership, joint venture, employee benefit plan, trust, or other entity or enterprise, whether for profit or not for profit (including the heirs, executors, administrators, or estate of such person), as provided in the Debtor's
Certificate of Incorporation, By-Laws and any insurance policy providing coverage for the claims for which such indemnification was given, shall continue, but shall be limited to available insurance in excess of any applicable deductible. Nothing contained herein shall be deemed to cut off the rights of any of the indemnified persons described above to make a claim under any insurance policy providing coverage therefor.

          10.06 Effectuating Documents; Further Transactions; Timing The Debtors are authorized to execute, deliver, file or record such contracts, instruments, releases and other agreements or documents and to take such actions as may be necessary or appropriate to effectuate and further evidence the terms and conditions of the Plan. All transactions that are required to occur on the Effective Date under the terms of the Plan shall be deemed to have occurred simultaneously.

          10.07 Dismissal with Prejudice of Action Against Bergen The Confirmation Order shall authorize the Debtors to dismiss with prejudice all actions pending against Bergen and to execute and deliver general releases to Bergen.

          10.08 Ratification of Actions Taken Entry of the Confirmation Order shall ratify all transactions effected by the Debtors from and including the Filing of the Case through the Confirmation Date.

          10.09 Modification of the Plan The Debtors reserve the right, in accordance with the Bankruptcy Code, to amend or modify the Plan and related documents in any manner prior to the entry of the Confirmation Order. After entry of the Confirmation Order, the Debtors may, upon order of the Bankruptcy Court, amend or modify the Plan and related documents in accordance with, and to the extent permitted by, Section 1127(b) of the Bankruptcy Code, and remedy any defect or omission, or reconcile any inconsistency in the Plan in such manner as may be necessary to carry out the purpose and intent of the Plan. Every amendment or modification of the Plan shall supersede and render null and void all prior versions of the Plan.

          10.10 Representative of Estates The Trustee shall be designated representative of the Debtors' Estates for the purposes of prosecuting all Causes of Action and Avoiding Power Causes of Action in which the Liquidating Trust has an interest.

                                   ARTICLE 11

                          MANAGEMENT AFTER CONFIRMATION

          11.01 General Upon the Effective Date, the management, control and operation of the Debtor shall become the responsibility of Bergen in accordance with the Acquisition Agreement.

          11.02 Board of Directors The board of directors of the Debtor after the Confirmation Date shall be identified at the Confirmation Hearing.

          11.03 Officers The officers of the Debtor after the Confirmation Date shall be identified at the Confirmation Hearing.

          11.04 No Corporate Action Required As of the Effective Date, the distribution of Cash, the adoption, execution, delivery and implementation of all contracts, leases, instruments, and other agreements related to or contemplated by the Plan, the restatement and amendment of Mednet's Certificate of Incorporation and Bylaws in a form which will be annexed to the Acquisition Agreement, and the other matters provided for, under or in furtherance of the Plan involving action to be taken by or required of the Debtor shall be deemed to have occurred and be effective as provided herein, and shall be authorized and approved in all respects without further order of the Bankruptcy Court or any requirement of further action by stockholders or directors of the Debtor.

          11.05 Powers and Duties of the Liquidating Trustee From and after the Effective Date, the Trustee shall have the powers and exercise the duties, as set forth in section 1123(b)(3) of the Bankruptcy Code, to retain, enforce, settle and prosecute all Estate Action Recoveries. The Trustee shall use its best efforts to promptly liquidate the remaining Assets at minimal cost and to distribute the proceeds of the Assets as soon as practicable pursuant to this Plan.


                                   ARTICLE 12

                            MISCELLANEOUS PROVISIONS

          12.01 Exemption from Transfer Taxes Pursuant to section 1146(c) of the Bankruptcy Code, the issuance, transfer or exchange of securities or other property under the Plan; the creation, transfer, filing or recording of any mortgage, deed of trust, financing statement or other security interest; or the making, delivery, filing or recording of any deed or other instrument of transfer under, in furtherance of or in connection with the Plan, shall not be subject to any stamp tax, real estate tax, conveyance, filing or transfer fees, mortgage, recording or other similar tax or other government assessment. All recording officers and other entities whose duties include recordation of documents lodged for recording shall record, file and accept such documents delivered under the Plan without the imposition of any charge, fee, governmental assessment or tax.

          12.02 Exculpation Neither the Debtor, the Committee, Bergen, nor any of their officers, directors, members, employees, advisors, affiliates, lenders, investors or agents shall have or incur any liability to any Holder of a Claim or Interest for any act or omission in connection with, or arising out of, confirmation or consummation of the Plan or the administration of the Case or Plan or the property to be distributed under the Plan, except for willful misconduct or gross negligence, and in all respects shall be entitled to rely upon the advice of counsel with respect to their duties and responsibilities under the Plan.

          12.03 Modifications The Plan may not be altered, amended or modified by the Debtor before or after the Confirmation Date, other than as provided in section 1127 of the Bankruptcy Code. The Plan as modified shall become the Plan for all purposes hereunder.

          12.04 Revocation or Withdrawal of the Plan Bergen and/or the Proponents reserve the right to revoke or withdraw the Plan at any time prior to the Effective Date. If Bergen or the Proponents revoke or withdraw the Plan, then the Plan shall be deemed null and void.

          12.05 Severability Should any provision in the Plan be determined to be unenforceable following the Effective Date, such determination shall in no way limit the enforceability and operative effect of any and all other provisions of the Plan.

          12.06 Binding Effect The Plan shall be binding upon, and shall inure to the benefit of, the Debtor, the Holders of all Claims and Interests and their respective successors and assigns. Confirmation of the Plan binds each of the Holders of Claims and Interests to the terms and conditions of the Plan, whether or not such Creditor or Interest Holder has accepted the Plan.

          12.07 Construction The rules of construction set forth in section 102 of the Bankruptcy Code shall apply to construction of the Plan.

          12.08 Time In computing any period of time prescribed or allowed by the Plan, unless otherwise set forth herein, the provisions of Bankruptcy Rule 9006 shall apply.

          12.09 Headings The headings used in the Plan are inserted for convenience only and neither constitute a portion of the Plan nor are intended in any manner to affect any interpretation of the provisions of the Plan.

          12.10 Governing Law Except to the extent that the Bankruptcy Code or other federal law is applicable, the rights, duties and obligations of any Entity arising under the Plan shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Nevada, without regard to Nevada choice of law provisions.

          12.11 Existence of Committee The Committee shall continue in existence until the Cases are closed.

          12.12 Benefit Programs As of the Confirmation Date, all programs or plans maintained by the Debtor for the benefit of present or former employees and dated on or before the Petition Date which have not been previously terminated shall be deemed to be terminated. Any Entity with a Claim arising from such termination shall be treated as a Holder of a General Unsecured Claim.

          12.13 Retiree Benefits Except as otherwise provided in the Plan, any obligations of the Debtor to any Entity for the purpose of providing or reimbursing payments for retired employees and their spouses and dependents for medical, surgical, or hospital care benefits, or benefits in the event of sickness, accident, disability, or death under any plan, fund or program (through the purchase of insurance or otherwise) maintained or established in whole or in part by the Debtor prior to the Petition Date, if any, shall be continued.

          12.14 Payment of Statutory Fees No later than the Effective Date, the Debtors shall have paid all fees due to the United States Trustee through the Effective Date. Such fees which accrue after the Effective Date and until the Cases are closed shall be payable by the Liquidating Trust.

          12.15 Cramdown At the Confirmation Hearing, the Proponent may seek Confirmation of this Plan notwithstanding the rejection of the Plan by any impaired Class of Creditors or Interest Holders.

          12.16 Execution of Plan Documents Upon application by the Debtor or Committee, the Court may issue an order directing any necessary party to execute, deliver, or to join in the execution or delivery of an instrument or document, and to perform any act necessary for the consummation of this Plan.

          12.17 Post Confirmation Fees and Expenses The Debtors shall be authorized to pay the fees and expenses of any professional retained by the Debtors accruing after the Effective Date in accordance with the terms of engagement of such professional.

          12.18 Closing of Cases The Cases shall be closed when the Plan has been substantially consummated. Closing of the Cases shall not affect the pendency of any adversary proceedings filed before the Cases are closed.

                                                    MEDNET, MPC CORPORATION


                                                    By:  /s/ Robert Bagdasarian

                                                    MEDI-MAIL, INC.


                                                    By:  /s/ Robert Bagdasarian


                                                    MEDI-CLAIM, INC.


                                                    By:  /s/ Robert Bagdasarian


                                                    MEDI-PHAR, INC.


                                                    By:  /s/ Robert Bagdasarian



Dated:  July 1, 1998